PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            Filed by the Registrant |X|
         Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material under Rule 14a-12

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
                         FORMERLY SUPREME HOLDINGS, INC.
                (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed per Exchange Act Rules.

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
                          7550 IH-10 West - 14th Floor
                            San Antonio, Texas 78229

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 17, 2004

To the Shareholders of SYSTEMS MANAGEMENT SOLUTIONS, INC.

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of SYSTEMS MANAGEMENT SOLUTIONS, INC. (the "Company") will be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on December 17, 2004, at 2:00 p.m., local time, for the following purposes:

      1. To vote on the proposal to adopt the Systems Management Solutions, Inc. 2004 Incentive Stock Plan;

      2. To elect one Director to the Company's Board of Directors to serve as a Class I director to hold office for a term of three years, or until his successor is duly elected and qualified;

      3. To ratify the appointment of Malone & Bailey, P.L.L.C. as the independent accountants of the Company for the fiscal year ending June 30, 2005; and

      4. To transact such other business as may be properly brought before the meeting or an adjournment thereof.

The foregoing items of business, including the nominee for director, are more fully described in the Proxy Statement, which is attached to and made a part of this Notice.

The close of business on October 7, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend in person, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders, of your desire to revoke your proxy.

                                              By order of the Board of Directors
                                                                    James Karlak
                                                                       President

San Antonio, Texas
December 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
                         7550 IH - 10 West - 14th Floor
                            San Antonio, Texas 78229

                                 PROXY STATEMENT

                                       FOR

                       2004 ANNUAL MEETING OF SHAREHOLDERS
                         To be held on December 17, 2004

      This proxy statement and the accompanying form of proxy were mailed on or about December 3, 2004 to the stockholders of record on October 7, 2004 of SYSTEMS MANAGEMENT SOLUTIONS, INC. (the "Company), a Nevada corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting to be held at 2:00 p.m. local time, on December 17, 2004, at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229, and at any adjournment thereof (the "Meeting"). The Company's Annual Report on Form 10-KSB for the period ended June 30, 2004 is being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      Shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR (i) the proposal to adopt the 2004 Incentive Stock Plan; (ii) the election of the person nominated by the Board of Directors as Director; and (iii) the ratification of the Company's independent accountants. The proxy holders may vote effective proxies, as they deem advisable on other matters that may properly come before the Annual Meeting unless contrary instructions are specified in the proxy.

      Any such proxy may be revoked at any time before it is voted. A stockholder may revoke this proxy by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Systems Management Solutions, Inc., 7550 IH - 10 West, 14th Floor, San Antonio, Texas 78229, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting on December 17, 2004. To approve Proposals 1 and 3, an affirmative vote of a majority of the votes represented by the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required. The Director will be elected by a plurality of the votes cast by the holders of the Company's Common Stock voting in person or by proxy at the Annual Meeting. A stockholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors. A stockholder voting through a proxy who abstains with respect to approval of any other matter to come before the meeting is considered to be present and entitled to vote on that matter and is in effect a negative vote, but a stockholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on any such matter shall not be considered present and entitled to vote thereon.

      The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain Directors to solicit proxies from stockholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                         RECORD DATE; VOTING SECURITIES

      The securities entitled to vote at the meeting are the Company's Common Stock, $0.0001 par value per share and the Company's Series A Preferred Stock, $0.0001 par value per share. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock (including each share of Common Stock into which the Series A Preferred Stock was convertible as of the record date) entitles its holder to one vote on each matter submitted to stockholders. The close of business on October 7, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. At that date, 15,236,355 shares of Common Stock were outstanding (and the Series A Preferred Stock was convertible into 27,635,000 shares of Common Stock). Voting of the shares of Common Stock is on a non-cumulative basis.

                                 PROPOSAL NO. 1

               ADOPTION OF THE COMPANY'S 2004 INCENTIVE STOCK PLAN

      On September 15, 2004, the Board of Directors adopted, subject to the approval of the stockholders of the Company, the 2004 Long Term Incentive Plan (the "Plan"). The Board believes that stock and stock option plans provide an important means of attracting, retaining and motivating key employees and consultants and recommends that stockholders approve the Plan. As a result of employee directors being eligible to receive options under the Plan, each employee director has a personal interest in the approval of the Plan.

      A copy of the Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the Plan only and is qualified in its entirety by the copy of the Plan attached to this Proxy Statement.

SUMMARY OF THE PLAN

      Purpose. The Plan is intended to promote the interests of the Company, by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

      Incentives Available under the Plan. Under the Plan, the Committee may grant to participants (i) options, (ii) shares of restricted stock, (iii) shares of phantom stock (sometimes referred to as stock appreciation rights), (iv) stock bonuses and (v) cash bonuses (collectively, "Incentive Awards").

      The Committee may grant options, shares of restricted stock, shares of phantom stock and stock bonuses under the Plan with respect to a number of shares of common stock that in the aggregate at any time does not exceed 6,000,000 shares of common stock; provided, however, that the maximum number of shares of common stock for which options, shares of restricted stock, shares of phantom stock, or stock bonuses in the aggregate granted under the Plan to any one participant during a calendar year shall not exceed 1,000,000. The grant of a cash bonus shall not reduce the number of shares of common stock with respect to which options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Plan.

      If any outstanding option expires, terminates or is canceled for any reason, the shares of common stock subject to the unexercised portion of such option shall again be available for grant under the Plan. If any shares of restricted stock or phantom stock, or any shares of common stock granted in a stock bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

      Shares of common stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

      Administration. The Plan shall be administered by the compensation committee of the Board of Directors, or such other committee as the Board of Directors shall appoint from time to time, consisting of two or more persons (the "Committee"), provided that each member of the Committee must be both (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and (ii) an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor definitions that may be adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall from time to time designate the employees and consultants of the Company who shall be granted incentive awards and the amount and type of such incentive awards.

      The Committee shall have full authority, subject to express provisions of the Plan, to administer the Plan, to interpret the Plan, to adopt rules and regulations relating to the Plan, to determine the terms and provisions of Incentive Awards granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

      Eligibility. The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees and consultants (whether full or part time) of the Company as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee or consultant of the Company shall be eligible to receive Incentive Awards pursuant to this Plan, the employee or consultant is also entitled to receive an Incentive Award under the terms of his employment or consulting agreement with the Company, or any specialty incentive stock plan adopted after the date hereof, unless such employment or consulting agreement or specialty plan expressly provides otherwise.

      Options. The Committee may grant options pursuant to the Plan, which options shall be evidenced by agreements in such form as the Committee shall from time to time approve. All options granted under the Plan shall be clearly identified in the agreement evidencing such options as either incentive stock options or as non-qualified stock options.

      The exercise price of any non-qualified stock option granted under the Plan shall be such price as the Committee shall determine on the date on which such non-qualified stock Option is granted; provided, that such price may not be less than the greater of (i) 25% of the fair market value of a share of Common Stock on the date on which such non-qualified stock option is granted or (ii) the minimum price required by law. Except as specifically provided in the Plan, the exercise price of any incentive stock option granted under the Plan shall be not less than 100% of the fair market value of a share of common stock on the date on which such incentive stock option is granted. Each option shall be exercisable on such date or dates, during such period and for such number of shares of common stock as shall be determined by the Committee; provided, however, that no option shall be exercisable after the expiration of ten years from the date such option was granted; and, provided, further, that each option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

      An option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five (5) business days in advance of the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the participant and valued at their fair market value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. A broker-dealer acting on behalf of a participant may also exercise any option granted under the Plan. Options expire immediately upon the death of the participant.

      Restricted Stock. The Committee may grant shares of restricted stock pursuant to the Plan. Each grant of shares of restricted stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. At the time of the grant of shares of restricted stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such shares as it in its absolute discretion deems appropriate.

      Phantom Stock. The Committee may grant shares of phantom stock pursuant to the Plan. Each grant of shares of phantom stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. At the time of the grant of shares of phantom stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such shares as it in its absolute discretion deems appropriate.

      Stock Bonuses. The Committee may, in its absolute discretion, grant stock bonuses in such amounts as it shall determine from time to time. A stock bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such stock bonus.

      Cash Bonuses. The Committee may, in its absolute discretion, grant in connection with any grant of restricted stock or stock bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such restricted stock or stock bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the fair market value of the related shares of restricted stock or stock bonus on such date. A cash bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such cash bonus.

      Amendment. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the stockholders no revision or amendment shall (i) except as specifically provided in the Plan, increase the number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

      Effective Date and Term of Plan. The Plan was adopted by the Board of Directors effective September 15, 2004, subject to approval by the stockholders of the Company in accordance with applicable law, the requirements of Sections 162(m) and 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after September 15, 2006.

      New Plan Benefits. Benefits to be received by the Company's employees as a result of the proposed Plan are not determinable, as the Incentive Awards are discretionary.

      Stockholders Entitled to Vote and Vote Required for Approval. The affirmative vote of the holders of a majority of all shares of Common Stock (and shares of Preferred Stock on an as-converted basis) represented at the Meeting, in person or by proxy, will be required to approve the proposed 2004 Incentive Stock Plan. For the purposes of determining the number of votes cast with respect to this proposal, abstentions and broker non-votes will be treated as votes against the proposal.

      The Board unanimously recommends a vote FOR the adoption of the proposed revised Bylaws of the Company.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTOR

      Steven L. Goldberg has been nominated by the Board, as provided in the Company's Bylaws, to fill the one Class I director's position to be elected at this Meeting and unless authority is withheld, proxies received will be voted FOR the election of the nominee named below to serve as a member of the Board. Charles Phillips, the only current Class I director, has elected not to stand for reelection. If the nominee should be unavailable for election or unable to serve as a director if elected, the proxy may be voted for a substitute nominee designated by the Board; however, the Board is not aware of any circumstances likely to render the nominee unavailable or unable to serve.

      Nominee and Other Directors: Certain information concerning the director nominee, each director whose term of office will continue after the annual meeting, and our executive officers is set forth below. There are no family relationships among any directors or executive officers.

                            CLASS I DIRECTOR NOMINEE
  (to be elected for a term expiring at the 2007 annual shareholders' meeting)

      --------------------------------------------------------------------------
                                                 Common Stock Beneficially Owned
                                                  as of May 17, 2004 Number of
             Name            Position     Age        Shares/Percent of Class
      --------------------------------------------------------------------------
      Steven L. Goldberg     Director      51                  -0-
      --------------------------------------------------------------------------

      Steven L. Goldberg is President of Employment Management Services, LLC, a Dallas, Texas based consultant to Financial Insurance Company of America. He was born on August 8, 1953, in Queens, New York. Mr. Goldberg graduated from Drexel University in Philadelphia, Pennsylvania in May, 1976, with a Bachelor of Science degree in Mathematics. Mr. Goldberg has 26 years experience in various management roles in the insurance industry, including Executive Vice President of General Insurance Managers in Dallas, Texas and assistant Vice President of Domestic Brokerage for AIG.

            INCUMBENT CLASS II AND III DIRECTORS; EXECUTIVE OFFICERS

      --------------------------------------------------------------------------
      Name                  Age  Position and Term
      --------------------------------------------------------------------------
      Cliff Hagler          52   Director -  Since May 30, 2003
      --------------------------------------------------------------------------
      Bruce C. Culver       51   Director - Since May 2002
      --------------------------------------------------------------------------
      Jim Karlak            52   President, Chief Executive Officer and Director
                                 - Since July 2004
      --------------------------------------------------------------------------
      Jesse L. Whittenton   50   Director - Since July 2004
      --------------------------------------------------------------------------

      Cliff Hagler has served on the Board of Directors of the Company since May 30, 2003. Mr. Hagler is the Co-founder, President and CEO of Aquilan, Inc., a proprietary software company in Austin, Texas. Mr. Hagler has over 25 years in the software and computer services industries with a primary focus in the life insurance and financial services sectors. Before joining Aquilan, Mr. Hagler served as Vice President & General Manager for US Operations at Cedar, Inc., a provider of complex data management solutions for the insurance industry. Prior to Cedar, Mr. Hagler served as Vice President of the Financial Services Division for Computer Sciences Corporation where he held responsibility for life insurance administration systems development and ongoing enhancements. Mr. Hagler is a frequent presenter at industry seminars and executive meetings and a regular contributor to leading industry publications.

      Bruce Culver has been a member of the Board of Directors of Diamond C Stables and Ranch since 2001. Mr. Culver is also presently the President of Speedway Erection Service Company, a position he has held since 1983. Mr. Culver has served on the Board of Directors of the Company since May 2002 and has served on the Board of Directors of System Builders Association, Erectors Division.

      Jesse L. Whittenton graduated from Rice University in December of 1976 with a Bachelor of Commerce degree. Mr. Whittenton graduated from the University of Texas School of Law in December of 1979, and was admitted to the Texas Bar in 1980. From 1993 until March 2000, Mr. Whittenton was a partner of Walker, Bright & Whittenton, P. C. in Austin, Texas. Mr. Whittenton was one of three managing partners who supervised personnel, budget development and management, project development and objectives, and client development. Mr. Whittenton specialized in defending municipal and county officials primarily in law enforcement federal civil rights and employment law litigation in Texas, Indiana, Tennessee and Mississippi. From March 2000 until the present, Mr. Whittenton has been managing partner of Whittenton & Hurst, L.L.P. in Austin, Texas.

      Jim Karlak comes to the company with over 20 years of finance, operations and senior executive experience, most recently as Chief Operating Officer of Applied Science Fiction. Mr. Karlak created and implemented operating and financial processes for this young start-up company and led internal operations. With an annual budget of $30M, 160 employees and as Board Secretary, he directed the company to the creation of sustainable outsourced manufacturing and service operations. Mr. Karlak successfully raised $13 million in bridge financing, resulting in a successful acquisition of the company by Eastman Kodak Corporation. Mr. Karlak began his career with Texas Instruments ("TI") and held a number of key financial positions at TI. Mr. Karlak left TI in 1985 and joined Shared Resource Exchange, Inc. as Chief Financial Officer. In 1991, Mr. Karlak joined Image Data Corporation ("IDC") as Vice President of Operations. Under his leadership, IDC was sold to E-Systems Corporation which merged with a second medical imaging company purchased earlier by E-Systems and an internal software group to form the new company E-Systems Medical Electronics ("EMED"). Karlak led EMED as President into the high-end hospital imaging network market, as well as military medical applications including systems aboard several aircraft carriers and one stationed in Antarctica. In 2000, Mr. Karlak, as CEO of DynaTouch Corp., moved the company to a higher level through the development and launch of a new medical product line to augment the company's existing leadership position as one of the largest providers of kiosk information systems to the U.S. military. Mr. Karlak is a graduate of the University of Texas at Austin, where he received a Bachelor of Arts in Economics, with honors. He received his Masters of Business Administration, also from the University of Texas at Austin, in 1978.

      Board Committees, Meetings and Compensation. The Company's business affairs are managed by the Board. During fiscal 2004, the Board of Directors held one meeting. Directors of the Company generally do not generally receive any compensation for their service on the Board. The Company does not currently have any standing committees; however, the Board anticipates designating an Executive Committee, a Compensation Committee and an Audit Committee after the Annual Meeting. As of the date of this filing, the entire Board fulfills the functions of the Audit Committee. The Company does not have a nominating committee, and the Board believes such a committee is not necessary due to the small size of the Board and the absence to date of any director candidates recommended by shareholders. Currently, the entire Board participates in the consideration of director nominees. The Board of Directors does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders, the minimum qualification of director candidates or the process for identifying and evaluating director nominees. To date, the Company has not received any director candidates recommended by its stockholders and consequently the Board of Directors has believed that it could appropriately address any such recommendations received without a formal policy. The Board has determined that none of the directors are "audit committee financial experts" as such term is defined in Item 401(e) of Regulation S-B. The Board believes an audit committee financial expert is not necessary for the Company at this stage, but will consider adding such an expert if, in the future, the Company's needs change. Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, directors are encouraged to attend annual meetings. Three directors attended the 2003 annual meeting of stockholders.

      Stockholder Communications with the Board of Directors. Stockholders may communicate with the full Board, or any individual directors, by sending such written communication to the following address:

      Corporate Secretary
      7550 IH-10 West - 14th Floor
      San Antonio, Texas 78229

Any written communications received by the Corporate Secretary will be forwarded to the appropriate directors.

      Executive Officer Compensation and Certain Other Compensation. The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended June 30, 2004, June 30, 2003, and December 31, 2002. No other employee of the Company received more than $100,000 in compensation during any of the fiscal years listed above. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The listed individuals shall be hereinafter referred to as the "Named Officers."

                           SUMMARY COMPENSATION TABLE

---------------------------------------------------------------------------------------------------------------
                                        Annual Compensation          Long Term Compensation
                                       ---------------------    --------------------------------
                                                                       Awards            Payouts
------------------------------------------------------------------------------------------------
                                                                            Securities
                                                                Restricted  Underlying
                                                                  Stock      Options/     LTIP       All Other
    Name and Principal         Year      Salary       Bonus       Awards       SARs      Payouts   Compensation
         Position              End         ($)         ($)         ($)         (#)         ($)          ($)
---------------------------------------------------------------------------------------------------------------
Charles T. Phillips           6/30/04         0         0           0           0           0        200,000(2)
Former Chief Executive       ----------------------------------------------------------------------------------
Officer & President (1)       6/30/03         0         0           0           0           0              0
                             ----------------------------------------------------------------------------------
                             12/31/02         0         0           0           0           0              0
---------------------------------------------------------------------------------------------------------------
James Karlak                  6/30/04         0         0           0           0           0              0
Current Chief Executive      ----------------------------------------------------------------------------------
Officer & President, and      6/30/03         0         0           0           0           0              0
Current Chief Executive      ----------------------------------------------------------------------------------
Officer of ASPECT (3)        12/31/02         0         0           0           0           0              0
---------------------------------------------------------------------------------------------------------------
Michael A. Gort               6/30/04         0         0           0           0           0              0
Former President & Chief     ----------------------------------------------------------------------------------
Executive Officer (4)         6/30/03         0         0           0           0           0              0
                             ----------------------------------------------------------------------------------
                             12/31/02         0         0           0           0           0              0
---------------------------------------------------------------------------------------------------------------
Thomas John Cloud, Jr.        6/30/04         0         0           0           0           0              0
Former President and         ----------------------------------------------------------------------------------
Chief Executive Officer       6/30/03    24,500         0           0           0           0              0
(5)                          ----------------------------------------------------------------------------------
                             12/31/02         0         0           0           0           0              0
---------------------------------------------------------------------------------------------------------------

(1) Mr. Phillips served as the Company's CEO and President from October 2003 until his resignation in July 2004.

(2) Represents fees paid to Mr. Phillips for legal services rendered to the Company and its subsidiaries.

(3) Mr. Karlak became CEO and President of the Company in July 2004. He has served as CEO of ASPECT since February, 2004.

(4) Mr. Gort served as the Company's CEO and President from June 2003 until his resignation in October 2003.

(5)   Mr. Cloud served as the Company's CEO from May 2002 until June 2003.

      The Company does not have any employment agreements with the individuals listed in the table above, or other executive officers of the Company.

      Disclosure With Respect to the Company's Equity Compensation Plans. The Company has no equity compensation plans.

      Security Ownership of Certain Beneficial Owners and Management. The following tabulates holdings of shares of the Company by each person who, subject to the above, as of October 7, 2004, holds of record or is known by management to own beneficially more than 5.0% of any class of voting shares and, in addition, by all directors and officers of SMS individually and as a group. Except as indicated by footnotes to the following table, to the Company's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of stock beneficially owned by them.

-------------------------------------------------------------------------------------------------------------
                                    Name & Address                     Amount of Shares Owned    Percentage
  Title of Class                of Beneficial Owner (1)                                          of Class (2)
-------------------------------------------------------------------------------------------------------------
Series A Preferred      United Managers Group, Inc.                              55,270               100%
      Stock             12001 Network
                        Building F, Suite 200
                        San Antonio, TX 78249
-------------------------------------------------------------------------------------------------------------
   Common Stock         United Managers Group, Inc.                           2,265,000             14.87%
                        12001 Network
                        Building F, Suite 200
                        San Antonio, TX 78249
-------------------------------------------------------------------------------------------------------------
   Common Stock         John D. Walker II                                     5,011,460             32.89%
-------------------------------------------------------------------------------------------------------------
   Common Stock         American Continental Management Inc.(3)(4)              500,000              3.28%
                        c/o Charles T. Phillips, P.C.
                        3027 Marina Bay Drive, Suite 105
                        League City, TX 77573
-------------------------------------------------------------------------------------------------------------
   Common Stock         Bruce Culver (4)                                        500,000              3.28%
-------------------------------------------------------------------------------------------------------------
   Common Stock         Cliff Hagler (4)                                        100,000              0.66%
-------------------------------------------------------------------------------------------------------------
   Common Stock         James Karlak (4)                                              0               n/a
-------------------------------------------------------------------------------------------------------------
   Common Stock         Sandra Livney (4)                                             0               n/a
-------------------------------------------------------------------------------------------------------------
   Common Stock         All directors and executive officers as a             1,100,000               7.2%
                        group (5 persons)
-------------------------------------------------------------------------------------------------------------

(1) Unless otherwise indicated, the address for each of these individuals is c/o Systems Management Solutions, Inc., 7550 IH-10-West - 14th Floor, San Antonio, TX 78229.

(2) The "Percentage Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of the total outstanding shares of stock of the class listed in the Company as of October 7, 2004.

(3) The shares held by American Continental Management Inc. are beneficially owned by Charles Phillips, the Company's Chairman and former Chief Executive Officer and President.

(4) Indicates shares beneficially owned by a director or executive officer of the Company.

      Certain Relationships and Related Transactions. United Managers Group, Inc., the major shareholder of the Company, continued to fund substantial sums to the Company during the fiscal year ending June 30, 2004 pursuant to the terms of a promissory note in the original principal sum of up to $2,000,000. In February 2004, United Managers Group, Inc. agreed to convert $2,719,100 due at that time under this note into 27,191 shares of Series A Preferred Stock, and to continue to make advances under the note. On June 3, 2004, the Company and United Managers Group, Inc. agreed to extend the maturity date of the note to April 15, 2005. The note bears interest at ten percent and is unsecured. As of June 30, 2004, the balance owed was $121,500.

      Certain stockholders of the Company advance money to ASPECT on an as-needed basis. The advances are due on demand, bear no interest and have no collateral. Imputed interest expense at 10% was added as a contribution to capital each year. As of June 30, 2004, the balance owed was $698,215.

      Section 16 Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended June 30, 2004, all Reporting Persons complied with all applicable filing requirements except as follows: Charles Phillips - one Form 3; Bruce Culver - one Form 3; Cliff Hagler - one Form 3; United Managers Group, Inc. - one Form 3 and four Form 4s; John D. Walker II - one Form 3; Sandra Livney - one Form 3; Douglas Dickey - one Form 3; Jimmy Pyle - one Form 3. Mr. Phillips, Mr. Culver, Mr. Hagler, Mr. Walker and United Managers Group, Inc. have filed their delinquent Forms 3.

      Stockholders Entitled to Vote and Vote Required for Election. Director(s) will be elected by a plurality of the votes cast by the holders of all shares of Common Stock (and shares of Preferred Stock on an as-converted basis) entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be disregarded in the tabulation of votes for the election of Directors.

      The Board unanimously recommends a vote FOR the Director Nominee. The proxy enclosed herewith will be voted FOR the Director Nominee identified above unless the stockholder withholds authority to vote for the named nominee.

                                 PROPOSAL NO. 3

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Malone & Bailey, P.L.L.C. has served as the Company's independent accountants since August 2003 and has been appointed by the Board of Directors to continue as the Company's independent accountants for the fiscal year ending June 30, 2005. In the event that ratification of this selection of accountants is not approved by a majority of the shares of Common Stock of the Company voting at the Annual Meeting in person or by proxy, management will review its future selection of accountants. However, because of the difficulty and expense of making any substitution of auditors after the beginning of a fiscal year, Malone & Bailey's appointment for the 2005 fiscal year will be permitted to stand unless the Board finds other reasons for making a change.

      The Board unanimously recommends a vote FOR ratification of the appointment of Malone & Bailey, P.L.L.C. as the Company's independent accountants for the fiscal year ending June 30, 2005.

      Independent Auditors. The Board of Directors has retained the firm of Malone & Bailey, P.L.L.C., independent certified public accountant, to serve as auditor for the fiscal year ending June 30, 2005.

      Fees and Services. The following table presents fees for professional services rendered by Malone & Bailey, PLLC for the audit of the Company's annual consolidated financial statements for fiscal 2004 and 2003, and fees billed for other services rendered by Malone & Bailey, PLLC.

                                        2004              2003
                                     ---------         ---------

   Audit Fees                        $ 124,850         $   8,000
   Audit related fees                $       0         $       0
   Tax fees                          $       0         $       0
   All other fees                    $       0         $       0

                Total fees           $ 124,850         $   8,000

      The Board pre-approves all auditing and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms of those services.

           STOCKHOLDER PROPOSALS FOR 2005 ANNUAL STOCKHOLDER'S MEETING

      Proposals of stockholders intended to be included in the Company's proxy statement for the 2005 Annual Meeting of Stockholders must be received by Systems Management Solutions, Inc., Attn: Corporate Secretary, at 7550 IH-10 - 14th Floor, San Antonio, Texas 78229, no later than December 31, 2004.

                                 OTHER BUSINESS

      As of the date of this proxy statement, the only business that the Board of Directors intends to present and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such manners in accordance with their judgment.

                                             By Order of the Board of Directors,
                                                                    James Karlak
                                                                       President

San Antonio, Texas
December 2, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

                                   APPENDIX A

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.
                            2004 INCENTIVE STOCK PLAN

1. Purpose of the Plan. This 2004 Incentive Stock Plan is intended to promote the interests of Systems Management Solutions, Inc., a Nevada corporation, by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2. Definitions. As used in the Plan, the following definitions apply to the terms indicated below:

      Board of Directors shall mean the Board of Directors of Systems Management Solutions, Inc., a Nevada corporation.

      Cause, when used in connection with the termination of a Participant's employment with the Company, shall mean the termination of the Participant's employment by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company;
      (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect;
      (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors of the Company, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

      Cash Bonus shall mean an award of a bonus payable in cash pursuant to
      Section 10 hereof.

      Change in Control shall mean (1) Change in control of the Company, as that term is contemplated in the federal securities laws; or (2) the occurrence of any of the following events:

      (a) Any Person becomes, after the effective date of this Plan, the beneficial owner (as defined in

            Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; provided, that the acquisition of additional voting securities, after the effective date of this Plan, by any Person who is, as of the effective date of this Plan, the beneficial owner, directly or indirectly, of 20% or more of the combined voting power of the Company's then outstanding securities, shall not constitute a `Change in Control of the Company for purposes of this Section 2(a).

      (b) A majority of individuals who are nominated by the Board of Directors for election to the Board of Directors on any date, fail to be elected to the Board of Directors as a direct or indirect result of any proxy fight or contested election for positions on the Board of Directors, or

      (c) Code shall mean the Internal Revenue Code of 1986, as amended from time to time.

      (d) Committee shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

      (e) Common Stock shall mean the Company's Common Stock, par value $.01 per share.

      (f) Company shall mean Systems Management Solutions, Inc., a Nevada corporation, and each of its Subsidiaries, and its successors.

      (g) Exchange Act shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (h)   Fair Market Value of a share of Common Stock on any date shall be
            (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's Pink Sheets or the National Association of Securities Dealers OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Committee in its absolute discretion shall determine the Fair Market Value of a share of Common Stock.

      (k) Incentive Award shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

      (l) Incentive Stock Option shall mean an Option which is an incentive stock option within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

      (m) Issue Date shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 7(d) hereof.

      (n) Non-Qualified Stock Option shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

      (o) Option shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

      (p) Participant shall mean a full-time employee of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be, to the extent permitted hereby.

      (q) Person shall mean a person, as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

      (r) A share of Phantom Stock shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

      (s) Plan shall mean the Systems Management Solutions, Inc. 2004 Incentive Stock Plan, as it may be amended from time to time.

      (t) Qualified Domestic Relations Order shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

      (u) A share of Restricted Stock shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7 (c) hereof for so long as such restrictions continue to apply to such share.

      (v) Securities Act shall mean the Securities Act of 1933, as amended from time to time.

      (w) Stock Bonus shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

      (x) Subsidiary or Subsidiaries shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

      (y) Vesting Date shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3. Stock Subject to the Plan. Under the Plan, the Committee may grant to Participants (i) Options, (ii) shares of Restricted Stock, (iii) shares of Phantom Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

      The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 1,000,000 shares of Common Stock. The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

      If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

      Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4. Administration of the Plan. The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "disinterested person within the meaning of Rule 16b-3(c)(2)(i) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

      The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

      In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such
      Section 3 until such time as such Incentive Awards are surrendered.

      The Committee in its absolute discretion shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility. The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees of the Company, as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee of the Company shall be eligible to receive Incentive Awards pursuant to this Plan if the employee is also entitled to receive an Incentive Award under the terms of his employment agreement with the Company, or any specialty Incentive Stock Plan adopted after the date hereof, unless such employment agreement or specialty plan expressly provides otherwise.

6. Options. The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form, as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

      (a) Identification of Options. All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options.

      (b) Exercise Price. The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

      (c)   Term and Exercise of Options.

            (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either

                  (i) in cash, by certified check, bank cashier's check or wire transfer; or

                  (ii) subject to the approval of the Committee, in shares of Common Stock owned by the Participant and valued at their Fair Market Value on the effective date of such exercise; or

                  (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

            (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

            (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

            (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      (d)   Limitations on Grant of Incentive Stock Options

            (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e)   Effect of Termination of Employment

            (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) If the employment of a Participant with the Company shall terminate as a result of the "permanent and total disability (within the meaning of Section 22(e)(3) of the Code) of the Participant, the voluntary retirement of the Participant in accordance with the Company's retirement policy as then in effect or the death of the Participant (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

      (f) Acceleration of Exercise Date Upon Change in Control. Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7. Restricted Stock. The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

      (a) Issue Date and Vesting Date. At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 7(c) hereof shall cease to apply to such share.

      (b) Conditions to Vesting. At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

      (c) Restrictions on Transfer Prior to Vesting. Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such fights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

      (d)   Issuance of Certificates

            (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares: provided, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Systems Management Solutions, Inc.--2004 Incentive Stock Plan and an Agreement entered into between the registered owner of such shares and Systems Management Solutions, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of Systems Management Solutions, Inc., at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229.

                  Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

            (2) Each certificate issued pursuant to Paragraph 7 (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it, which are registered in the name of the Participant.

      (e) Consequences Upon Vesting. Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof, provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

      (f)   Effect of Termination of Employment

            (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

            (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant, which have not vested as of the date of such termination, shall immediately be forfeited.

      (g) Effect of Change in Control. Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

8. Phantom Stock. The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form, as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

      (a) Vesting Date. At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

      (b) Benefit Upon Vesting. Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

      (c) Conditions to Vesting. At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

      (d)   Effect of Termination of Employment.

            (1) If the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

            (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant, which have not vested as of the date of such termination, shall immediately be forfeited.

      (e) Effect of Change in Control. Upon the occurrence of a Change in Control, all shares of Phantom Stock, which have not theretofore vested, shall immediately vest.

9. Stock Bonuses. The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10. Cash Bonuses. The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions, as the Committee shall determine at the time of the grant of such Cash Bonus.

11.   Adjustment Upon Changes in Common Stock

      (a) Outstanding Restricted Stock and Phantom Stock. Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof. The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

      (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

      (c) Outstanding Options, Certain Mergers. Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

      (d) Outstanding Options, Certain Other Transactions. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

            (1) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

            (2) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

      (e) Outstanding Options. Other Changes. In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

      (f) No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12. Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13. No Special Employment Rights; No Right to Incentive Award. Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

      No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.   Securities Matters.

      (a) The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

      (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15. Withholding Taxes. Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant.

16. Amendment of the Plan. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued under the Plan,
      (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

17. No Obligation to Exercise. The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18. Transfers Upon Death. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19. Expenses and Receipts. The Company shall pay the expenses of the Plan. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

20. Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21. Effective Date and Term of Plan. The Plan was adopted by the Board of Directors effective _____________, 2004, subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Section 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after _____________, 2006. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not approved by the Company's shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

      IN WITNESS WHEREOF, this 2004 Incentive Stock Plan has been executed in Houston, Texas this ____ day of __________________, 2004.

SYSTEMS MANAGEMENT SOLUTIONS, INC.                      ATTEST


----------------------------------           ----------------------------

                  Proxy for 2004 Annual Meeting of Shareholders

                                       Of

                       SYSTEMS MANAGEMENT SOLUTIONS, INC.

This PROXY is solicited by the management of the Company.

      The undersigned shareholder of SYSTEMS MANAGEMENT SOLUTIONS, INC., a Nevada corporation, (the "Company"), hereby acknowledges receipt of the "Notice of 2004 Annual Meeting of Shareholders" and "Proxy Statement", each dated December 2, 2004, and hereby appoints James Karlak with full power on behalf of and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at 7550 IH-10 West, 14th Floor, San Antonio, Texas 78229 on December 17, 2004 at 2:00 p.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO DIRECTION IS GIVEN WILL BE VOTED "FOR" ALL OF THE FOLLOWING:

1. To adopt the Company's 2004 Incentive Stock Plan as described in the Proxy Statement.

      FOR                      AGAINST                    ABSTAIN
      |_|                      |_|                        |_|
--------------------------------------------------------------------------------
2. To elect nominee Steven L. Goldberg to the Company's Board of Directors to hold office for three years or until his successor is duly elected and qualified.

      FOR                      AGAINST                    ABSTAIN
      |_|                      |_|                        |_|
--------------------------------------------------------------------------------
3. To ratify the appointment of Malone & Bailey, P.L.L.C. as the Company's independent accountants for the fiscal year ending June 30, 2005.

      FOR                      AGAINST                    ABSTAIN
      |_|                      |_|                        |_|
--------------------------------------------------------------------------------
4. In their discretion upon such other matters as may properly come before the meeting.

================================================================================

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


-------------------------------               ----------------------------------
Signature 1                                   Signature 2 (Joint Owner)


-------------------------------               ----------------------------------
Printed Name                                  Printed Name


-------------------------------               ----------------------------------
Date                                          Date

                                              PLEASE NOTE - THE TOTAL AMOUNT OF
                                              SYSTEMS MANAGEMENT SOLUTIONS, INC.
                                              SHARES HELD IN THIS ACCOUNT IS THE
                                              LAST SET OF NUMBERS LISTED ON THE
                                              TOP ROW OF THE ADDRESS LABEL ABOVE
                                              THE HOLDER NAME.